UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/15/2005

Tercica, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50461

Delaware	26-0042539
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2000 Sierra Point Parkway
Suite 400
Brisbane, CA 94005
(Address of principal executive offices, including zip code)

(650) 624-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On December 15, 2005, Tercica, Inc. filed an amended complaint in the U.S. District Court for the Northern District of California adding to its previously filed complaint assertions that upon receiving FDA approval for its iPlexTM product on December 12, 2005, defendant Insmed Incorporated made misleading statements that there are no meal restrictions with iPlexTM and made misrepresentations that iPlexTM is a "long-term treatment."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tercica, Inc.

Date: December 15, 2005	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Senior Vice President of Legal Affairs